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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-37169) of our report dated February 27, 1997, on our audits of the consolidated financial statements of Greater Bay Bancorp and Subsidiaries. We also consent to the reference to our firm under the heading "Experts."

                                          Coopers & Lybrand L.L.P.

San Francisco, California

October 21, 1997